Climb Global Solutions Appoints Paul Giovacchini to its Board of Directors

EATONTOWN, N.J., April 21, 2025 – Climb Global Solutions, Inc. (NASDAQ:CLMB) (“Climb” or the “Company”), a value-added global IT channel company providing unique sales and distribution solutions for innovative technology vendors, today announced that the Company’s Board of Directors (the “Board”) has elected Paul Giovacchini to the Board. With the election of Mr. Giovacchini, Climb’s Board increased to seven total members, six of whom are independent under the Nasdaq listing standards.

Mr. Giovacchini brings over 30 years of experience in private equity, corporate governance, and board leadership across public and private companies. He currently serves as the Lead Independent Director of TPI Composites, Inc. (NASDAQ:TPIC), where he previously served as Chairman and helped lead the company’s transformation into a global public enterprise. Mr. Giovacchini also serves as an independent consulting advisor to Advantage Capital Management, supporting private equity and debt investment strategies. Mr. Giovacchini holds a B.A. in Economics from Stanford University and an M.B.A. from Harvard Business School.

“Paul brings a wealth of executive leadership, investment expertise, and operational insight to our Board,” said John McCarthy, Chairman of the Board. “His extensive experience across public and private enterprises, coupled with his strong financial background, will be invaluable as we continue to strengthen our operational foundation and advance our organic and inorganic growth initiatives.”

Mr. Giovacchini stated, “Climb has built an impressive platform in the global IT channel, distinguished by its strong partnerships and consistent execution. As the Company enters its next chapter of growth, I’m honored to join the Board and contribute to its continued success. I look forward to leveraging my experience in governance, finance, and global expansion to support Climb’s long-term vision both domestically and abroad.”

About Climb Global Solutions

Climb Global Solutions, Inc. (NASDAQ:CLMB) is a value-added global IT distribution and solutions company specializing in emerging and innovative technologies. Climb operates across the US, Canada and Europe through multiple business units, including Climb Channel Solutions, Grey Matter and Climb Global Services. The Company provides IT distribution and solutions for companies in the Security, Data Management, Connectivity, Storage & HCI, Virtualization & Cloud, and Software & ALM industries.

Additional information can be found by visiting www.climbglobalsolutions.com.

Forward-Looking Statements

The statements in this release, other than statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections.  These forward-looking statements are subject to certain risks and uncertainties. Many of the forward-looking statements may be identified by words such as ”look forward,” “believes,” “expects,” “intends,” “anticipates,” “plans,” “estimates,” “projects,” “forecasts,” “should,” “could,” “would,” “will,” “confident,” “may,” “can,” “potential,” “possible,” “proposed,” “in process,” “under construction,” “in development,” “opportunity,” “target,” “outlook,” “maintain,” “continue,” “goal,” “aim,” “commit,” or similar expressions, or when we discuss our priorities, strategy, goals, vision, mission, opportunities, projections, intentions or expectations. In this press release, the forward-looking statements relate to, among other things, declaring and reaffirming our strategic goals, future operating results, and the effects and potential benefits of the strategic acquisition on our business. Factors, among others, that could cause actual results and events to differ materially from those described in any forward-looking statements include, without limitation, statements concerning our plans and expectations in connection with the addition to the Board and other plans and expectations. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described in the section entitled “Risk Factors” contained in Item 1A. of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and from time to time in the Company’s filings with the Securities and Exchange Commission.

Company Contact

Matthew Sullivan
Chief Financial Officer
(732) 847-2451
MatthewS@ClimbCS.com

Investor Relations Contact

Sean Mansouri, CFA or Aaron D’Souza

Elevate IR

(720) 330-2829

CLMB@elevate-ir.com